U.S. Card Member Loans	Exhibit 99.1

Ending U.S. Card Member loans:	Oct. 31, 2015	Nov. 30, 2015	Dec. 31, 2015	Jan. 31, 2016	Feb. 29, 2016	Mar. 31, 2016	Apr. 30, 2016	May 31, 2016	Jun. 30, 2016	Jul. 31, 2016	Aug. 31, 2016	Sept. 30, 2016	Oct. 31, 2016
U.S. Consumer
Loans held for investment	$52,551	$53,818	$43,496	$42,474	$41,697	$42,432	$42,965	$44,174	$44,594	$44,785	$45,049	$44,857	$45,519
Loans held for investment related to Costco and JetBlue*	12,055	12,329	-	-	-	-	-	-	-	-	-	-	-
Total loans held for investment excluding loans related to Costco and JetBlue	$40,496	$41,489	$43,496	$42,474	$41,697	$42,432	$42,965	$44,174	$44,594	$44,785	$45,049	$44,857	$45,519
Total loans held for investment, growth versus prior year	7%	7%	(18)%	(17)%	(15)%	(16)%	(15)%	(15)%	(14)%	(14)%	(14)%	(14)%	(13)%
Total loans held for investment excluding loans related to Costco and JetBlue, growth versus prior year	9%	9%	10%	11%	12%	12%	12%	13%	14%	14%	12%	12%	12%
Loans held for sale related to Costco and JetBlue*	$-	$-	$12,755	$11,789	$10,901	$9,745	$9,603	$9,582	$-	$-	$-	$-	$-

*	Note: Costco and JetBlue loans reclassified as held for sale as of December 2015. The Costco and JetBlue portfolios were sold as of June 17, 2016 and March 18, 2016, respectively.

Ending U.S. Card Member loans:	Oct. 31, 2015	Nov. 30, 2015	Dec. 31, 2015	Jan. 31, 2016	Feb. 29, 2016	Mar. 31, 2016	Apr. 30, 2016	May 31, 2016	Jun. 30, 2016	Jul. 31, 2016	Aug. 31, 2016	Sept. 30, 2016	Oct. 31, 2016
U.S. Small Business
Loans held for investment	$10,195	$10,126	$7,951	$8,042	$7,970	$8,268	$8,438	$8,530	$8,644	$8,740	$8,781	$9,013	$9,209
Loans held for investment related to Costco and JetBlue*	2,288	2,295	-	-	-	-	-	-	-	-	-	-	-
Total loans held for investment excluding loans related to Costco and JetBlue	$7,907	$7,831	$7,951	$8,042	$7,970	$8,268	$8,438	$8,530	$8,644	$8,740	$8,781	$9,013	$9,209
Total loans held for investment, growth versus prior year	10%	8%	(16)%	(15)%	(15)%	(14)%	(14)%	(15)%	(13)%	(12)%	(12)%	(10)%	(10)%
Total loans held for investment excluding loans related to Costco and JetBlue, growth versus prior year	13%	12%	13%	13%	12%	13%	14%	13%	15%	16%	16%	17%	16%
Loans held for sale related to Costco and JetBlue*	$-	$-	$2,345	$2,200	$2,063	$2,032	$2,024	$2,008	$-	$-	$-	$-	$-

*	Note: Costco and JetBlue loans reclassified as held for sale as of December 2015. The Costco and JetBlue portfolios were sold as of June 17, 2016 and March 18, 2016, respectively.

Ending U.S. Card Member loans:	Oct. 31, 2015	Nov. 30, 2015	Dec. 31, 2015	Jan. 31, 2016	Feb. 29, 2016	Mar. 31, 2016	Apr. 30, 2016	May 31, 2016	Jun. 30, 2016	Jul. 31, 2016	Aug. 31, 2016	Sept. 30, 2016	Oct. 31, 2016
Total U.S. Consumer and Small Business
Loans held for investment	$62,746	$63,944	$51,446	$50,516	$49,666	$50,699	$51,403	$52,704	$53,238	$53,525	$53,829	$53,870	$54,728
Loans held for investment related to Costco and JetBlue*	14,343	14,624	-	-	-	-	-	-	-	-	-	-	-
Total loans held for investment excluding loans related to Costco and JetBlue	$48,404	$49,320	$51,446	$50,516	$49,666	$50,699	$51,403	$52,704	$53,238	$53,525	$53,829	$53,870	$54,728
Total loans held for investment, growth versus prior year	8%	7%	(18)%	(16)%	(15)%	(15)%	(15)%	(15)%	(14)%	(13)%	(14)%	(13)%	(13)%
Total loans held for investment excluding loans related to Costco and JetBlue, growth versus prior year	10%	10%	10%	11%	12%	12%	12%	13%	14%	14%	13%	13%	13%
Loans held for sale related to Costco and JetBlue*	$-	$-	$15,100	$13,988	$12,964	$11,777	$11,627	$11,590	$-	$-	$-	$-	$-

*	Note: Costco and JetBlue loans reclassified as held for sale as of December 2015. The Costco and JetBlue portfolios were sold as of June 17, 2016 and March 18, 2016, respectively.

Delinquency and Write-off Rate Statistics:**	Oct. 31, 2015	Nov. 30, 2015	Dec. 31, 2015	Jan. 31, 2016	Feb. 29, 2016	Mar. 31, 2016	Apr. 30, 2016	May 31, 2016	Jun. 30, 2016	Jul. 31, 2016	Aug. 31, 2016	Sept. 30, 2016	Oct. 31, 2016
U.S. Consumer
30 days past due loans as a % of total loans	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	0.9%	0.9%	1.1%	1.1%	1.1%	1.1%	1.1%
Net write-off rate - principal only	1.4%	1.5%	1.4%	1.4%	1.4%	1.5%	1.5%	1.6%	1.3%	1.6%	1.6%	1.6%	1.6%

U.S. Small Business
30 days past due loans as a % of total loans	1.0%	1.0%	1.1%	1.0%	1.1%	1.0%	1.0%	1.0%	1.1%	1.1%	1.1%	1.1%	1.1%
Net write-off rate - principal only	1.3%	1.2%	1.2%	1.4%	1.4%	1.4%	1.4%	1.3%	1.2%	1.5%	1.6%	1.6%	1.5%

**	All credit metrics for total loans held for investment. Costco and JetBlue loans reclassified as held for sale as of December 2015.